HOMESEEKERS.COM, INCORPORATED AND SUBSIDIARIES

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Condensed Consolidated Financial Statements                      2-5

Pro Forma Condensed Consolidated Statement of Income
     for the Three Months Ended September 30, 1999                         6

Pro Forma Condensed Consolidated Statement of Income
     for the Year Ended June 30, 1999                                      7

Notes to Pro Forma Condensed Consolidated
     Financial Statements                                                  8-11

                 HOMESEEKERS.COM, INCORPORATED AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On September 30, 1999, HomeSeekers.com, Incorporated ("Company") acquired all the outstanding membership interests in TDT, LLC ("Terradatum"), a non-public Nevada limited liability company in the business of development, marketing and licensing of Internet based multiple listing service systems in the United States, in exchange for 640,000 shares of the Company's stock, valued at $7,960,320 based on the approximate fair market value of the common stock on the date of acquisition, plus $200,000 in cash.

         In connection with the acquisition, the Company entered into employment contracts with the three principal members of Terradatum, which include (1) base salaries ranging from $120,000 to $130,000, (2) commissions on direct up front sales of MLS systems, (3) certain provisions for incentive bonuses if certain performance standards are met, and (4) stock options ranging from 50,000 to 80,000 shares of the Company's common stock, vesting over three years. Subsequent to the purchase, the Company advanced Terradatum $97,300 for future cash flow purposes.

         In addition, the Company is obligated to pay the former members of Terradatum additional cash if (1) the average closing price of the Company's common stock for the five consecutive trading days which precede the third trading day immediately prior to the first anniversary of the date of the agreement is less than $7 per share, and (2) the average closing price of a share of the Company's common stock for the ten consecutive trading days which precede the first anniversary of the date of the agreement multiplied by 600,000 shares does not exceed $10,000,000.

         The acquisition was accounted for using the purchase method of accounting and resulted in the assumption of net liabilities of approximately $191,000. The purchase price was allocated substantially to goodwill and computer software acquired in the acquisition.

         The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's results of operations. The condensed consolidated statements of income for the quarter ended September 30, 1999 and the year ended June 30, 1999 are based on the historical statements of income of the Company and Terradatum for those periods. The pro forma condensed consolidated statements of income assume the acquisition took place on July 1, 1998. No pro forma condensed consolidated balance sheet as of September 30, 1999 has been presented because the accounting for the acquisition was reflected in the condensed consolidated balance sheet as of September 30, 1999 included in the Company's first quarter Form 10QSB.

                 HOMESEEKERS.COM, INCORPORATED AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         Terradatum reported on a calendar year. To prepare the pro forma condensed consolidated financial statements, the financial information of Terradatum had to be presented on the June 30 year end of the Company.

         The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

         The accompanying pro forma condensed consolidated financial statements should be read in connection with the historical financial statements of the Company and Terradatum.

                 HOMESEEKERS.COM, INCORPORATED AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On September 30, 1999, HomeSeekers.com, Incorporated ("Company") acquired all the outstanding common stock of Real Estate Information, Inc., formerly Information Management Company, LLC (herein referred to as "IMCO"), a non-public Kentucky corporation in the business of providing electronic publishing and software development for the real estate listing management industry, in exchange for 81,090 shares of the Company's stock, valued at $1,000,000 based on the approximate fair market value of the common stock on the date of acquisition.

         In connection with the acquisition, the Company entered into an employment contract with the key employee of IMCO, which includes (1) a base salary of $110,000, (2) commissions on direct up front sales of MLS systems, (3) certain provisions for incentive bonuses if certain performance standards are met, and (4) stock options for 50,000 shares of the Company's common stock, vesting over three years. Subsequent to the purchase, the Company advanced IMCO $40,000 to payoff certain debt.

         In addition, the Company is obligated to pay the former stockholders of IMCO additional common shares if (1) any shares issued in consideration of the purchase price are sold by the corresponding shareholder for an actual sale price of less than the average closing sale price on or before the earlier of the first anniversary date of the date of the agreement, or the 180th day after the date on which that share becomes the subject of an effective registration statement, and (2) the average closing price of a share of the Company's common stock for the ten consecutive trading days which precede the first and second anniversary of the date of the agreement does not exceed certain levels.

         The acquisition was accounted for using the purchase method of accounting and resulted in the assumption of net liabilities of approximately $220,000. The purchase price was allocated substantially to computer software acquired in the acquisition.

         The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's results of operations. The condensed consolidated statements of income for the quarter ended September 30, 1999 and year ended June 30, 1999 are based on the historical statements of income of the Company and IMCO for those periods. The pro forma condensed consolidated statements of income assume the acquisition took place on July 1, 1998. No pro forma condensed consolidated balance sheet as of September 30, 1999 has been presented because the accounting for the acquisition was reflected in the condensed consolidated balance sheet as of September 30, 1999 included in the Company's first quarter Form 10QSB.

                 HOMESEEKERS.COM, INCORPORATED AND SUBSIDIARIES

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         IMCO, reported on a fiscal year ended October 31. To prepare the pro forma condensed consolidated financial statements, the financial information of IMCO had to be presented on the June 30 year end of the Company.

         The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

         The accompanying pro forma condensed consolidated financial statements should be read in connection with the historical financial statements of the Company and IMCO.



                     HOMESEEKERS.COM, INCORPORATED AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE QUARTER ENDED SEPTEMBER 30, 1999

                                      HomeSeekers.com

                                       Incorporated       Terradatum         IMCO        Adjustments         Pro Forma
                                           ----           ----------         ----        -----------         ---------
Revenues                              $  1,442,684    $    363,958    $    489,026        $    --            $ 2,295,668

Cost of Revenues                           368,537            --           295,855             --                664,392
                                        ----------      ----------        --------         ----------        -----------

    Gross Profit                         1,074,147         363,958         193,171            --               1,631,276
                                        ----------      ----------        --------         ----------        -----------

Operating expenses                       3,824,767         448,253          85,128      A    323,278
                                                                                        B    76,509            4,757,935
                                        ----------      ----------        --------         ----------        -----------
                                         3,824,767         448,253          85,128           399,787           4,757,935
                                        ----------      ----------        --------         ----------        -----------


    Income (loss) from operations       (2,750,620)        (84,295)        108,043          (399,787)         (3,126,659)

Other income (expense)                     112,962          (3,080)         (3,338)               --             106,544
                                         ----------      ----------        --------         ----------        -----------

    Income (loss) before provision

     for income taxes                   (2,637,658)        (87,375)        104,705          (399,787)         (3,020,115)

Provision for income taxes                    --              --              --              --                   --
                                        ----------      ----------        --------         ----------        -----------
    Net income (loss)                 $ (2,637,658)   $    (87,375)   $    104,705        $ (399,787)       $ (3,020,115)
                                      ============    ============    ============        ==========        ============


Basic and diluted loss per share      $      (0.17)                                     C $     (.02)        $     (0.19)
                                      ============                                        ==========         ===========

Weighted average number of shares

   outstanding                          15,136,676                                      D    721,090          15,857,766
                                        ==========                                           =======          ==========


       See notes to pro forma condensed consolidated financial statements


                          .
                 HOMESEEKERS.COM, INCORPORATED AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                        FOR THE YEAR ENDED JUNE 30, 1999

                                           HomeSeekers.com

                                            Incorporated      Terradatum          IMCO          Adjustments          Pro Forma

Revenues                                  $  3,419,796      $  1,150,041      $ 1,944,840       $       --        $  6,514,677

Cost of Revenues                               567,215              --           1,218,344              --           1,785,559
                                          ------------      ------------      ------------      ------------      ------------

    Gross Profit                             2,852,581         1,150,041           726,496              --           4,729,118
                                          ------------      ------------      ------------      ------------      ------------

Operating expenses                           8,009,337         1,015,385           370,737   A     1,293,111              --
                                                                                             B       306,035        10,994,605
                                          ------------      ------------      ------------      ------------      ------------
                                             8,009,337         1,015,385           370,737         1,599,146        10,994,605
                                          ------------      ------------      ------------      ------------      ------------

    Income (loss) from operations           (5,156,756)          134,656           355,759        (1,599,146)       (6,265,487)

Other income (expense)                         316,861            (8,091)           (8,143)             --             300,627
                                          ------------      ------------      ------------      ------------      ------------
    Income (loss) before

     provision for income taxes             (4,839,895)          126,565           347,616        (1,599,146)       (5,964,860)

Provision for income taxes                      (2,106)             --                --                --              (2,106)
                                          ------------      ------------      ------------      ------------      ------------
    Net income (loss)                     $ (4,842,001)     $    126,565      $    347,616      $ (1,599,146)     $ (5,966,966)
                                          ============      ============      ============      ============      ============


Basic and diluted loss per share          $       (.53)                                      C $       (.07)     $       (.60)
                                           ============                                        ============      ============

Weighted average number of shares

   outstanding                              10,235,286                                              721,090        10,956,376
                                           ============                                      D ============      ============


                        See notes to pro forma condensed consolidated financial statements.

                 HOMESEEKERS.COM, INCORPORATED AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

NOTE 1 - ACQUISITION OF TERRADATUM, LLC
---------------------------------------

To record the acquisition of Terradatum, LLC and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed. The components of the purchase price are as follows:

     Purchase Price:

       Common stock (640,000 shares)                             $ 7,960,320
       Cash                                                          200,000
       Acquisition expenses                                           52,971
                                                                   ---------
                                                                   8,213,291

     Liabilities assumed                                             190,875

     Assets acquired                                              (1,938,613)
                                                                  ----------
     Costs in excess of net assets acquired
        (allocated to goodwill)                                  $ 6,465,553
                                                                 ===========

To record the acquisition of IMCO and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed. The components of the purchase price are as follows:

     Purchase Price:

      Common stock (81,090 shares)                               $ 1,000,000
      Acquisition expenses                                            63,672
      Note receivable                                                (63,672)
                                                                    --------
                                                                   1,000,000


     Liabilities assumed                                             220,509

     Assets acquired  (substantially all
         computer software)                                       (1,220,509)
                                                                  ----------


      Costs in excess of net assets acquired                     $      --
                                                                   =======


                 HOMESEEKERS.COM, INCORPORATED AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

NOTE 2 - ADJUSTMENTS TO THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
-----------------------------------------------------------------------

Terradatum reported on a fiscal year ending in December. IMCO, and its predecessor, IMCo, LLC, reported on a fiscal year ending in October. To properly consolidate the two entities, both Terradatum and IMCO's financial statements were restated to an interim period ending in September and a fiscal year ending in June. Interim income statements were added and subtracted to arrive at the three month and twelve month fiscal periods. The following is a summary of amounts included and excluded to arrive at the restated statements.

FOR THE QUARTER ENDED SEPTEMBER 30, 1999
----------------------------------------
                                                                                                 Net

                                              Gross                    Gross                     Income

                                             Revenues                 Profit                    (Loss)
                                             --------                 ------                    ------
Terradatum

Nine months ended 9/30/99                  $ 1,064,437              $ 1,064,437              $  (159,914)

Less:
Six months ended 6/30/99                      (700,479)                (700,479)                 (72,539)
                                              --------                 --------                  -------

Three months ended 9/30/99                 $   363,958              $   363,958              $   (87,375)
                                           ===========              ===========              ===========


IMCO/IMCo, LLC
--------------

Eleven months ended 9/30/99                $ 1,762,267              $   736,229              $   399,660

Less:
Eight months ended 6/30/99                  (1,273,241)                (543,058)                 294,955
                                              --------                 --------                  -------

Three months ended 9/30/99                 $   489,026              $   193,171              $   104,705
                                           ===========              ===========              ===========


                 HOMESEEKERS.COM, INCORPORATED AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

NOTE 2 - ADJUSTMENTS TO THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME -
-------------------------------------------------------------------------
Continued
-----------

FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------
                                                                                                 Net
                                              Gross                    Gross                     Income
                                             Revenues                 Profit                    (Loss)
                                             --------                 ------                    ------
Terradatum

Year ended 12/31/98                      $   605,356               $   605,356               $    91,075

Less:
Six months ended 6/30/98                    (155,794)                 (155,794)                  108,029

Add:
Six months ended 6/30/99                     700,479                   700,479                   (72,539)
                                             -------                   -------                   -------

Year ended 6/30/99                       $ 1,150,041               $ 1,150,041               $   126,565
                                         ===========               ===========               ===========

IMCO/IMCo, LLC

Year ended 10/31/98                      $ 1,774,548               $   472,378               $    87,986

Less:
Eight months ended 6/30/98                (1,102,949)                 (288,940)                  (35,325)

Add:
Eight months ended 6/30/99                 1,273,241                   543,058                   294,955
                                           ----------                  --------                  --------

Year ended 6/30/99                       $ 1,944,840               $   726,496               $   347,616
                                         ===========               ===========               ===========

                     HOMESEEKERS.COM, INCORPORATED AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

NOTE 2 - ADJUSTMENTS TO THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME -
-------------------------------------------------------------------------
Continued

Adustments to operating expenses:

                                                               Quarter                Year
                                                                Ended                Ended
                                                               9-30-99              6-30-99
                                                               -------              -------

     A)  Amortization of Terradatum
         Goodwill over 5 years                             $    323,278           $  1,293,111
                                                           ============           ============

     B)  Amortization of IMCO software
         purchase over 3 years                             $     76,509           $    306,035
                                                           ============           ============


     C) To adjust loss per share to account for changes in net loss and additional common shares issued.

     D) To adjust weighted average number of shares outstanding for additional shares issued in the acquisition.

                                       11